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                                                               EXHIBIT 10.17


                      NON-QUALIFIED STOCK OPTION AGREEMENT

         This NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made this ___ day of ____________, ____, by and between CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Company"), and _________________________, a resident of ____________ (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company has assumed and adopted the Corrections Corporation of America 1997 Employee Share Incentive Plan, as amended (the "Plan"), which authorizes the Company to grant, among other things, non-qualified stock options ("Options") to key employees of the Company and/or its affiliates; and

         WHEREAS, the Company and Optionee wish to confirm the terms and conditions of an Option granted to Optionee on __________, _____ (the "Date of Grant").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed between the parties hereto as follows:

         1. Definitions. Except as provided in this Agreement, or unless the context otherwise requires, the terms used herein shall have the same meaning as in the Plan.

         2. Grant of Option. Upon and subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby grants to Optionee an Option to purchase up to __________ shares of the Company's Common Stock (collectively, the "Option Shares").

         3. Option Price. The purchase price per Option Share shall be $_____ (the "Option Price").

         4. Exercise; Vesting; Forfeiture.

              (i) Except as otherwise provided herein, Optionee shall have the right to exercise the Option, if and to the extent the Option has vested in accordance with subparagraphs (iii) and (iv) below, at any time during the ten-year period commencing on the Date of Grant; provided, however, that except as otherwise provided in subparagraph (iv) below, Optionee may not exercise the Option unless Optionee is on the date of exercise and continuously after the Date of Grant an employee of: (a) the Company; (b) a Subsidiary; (c) an Affiliate of the Company; or (d) a corporation issuing or assuming the Option in a transaction to which Section 424 of the Code applies (or a Subsidiary of such corporation) ((a), (b), (c) and (d) known collectively, herein, as the "Employer").

              (ii) The Option shall be exercised by giving written notice of such exercise to the Company in the form attached hereto as Exhibit A; provided, however, that an Option may not be exercised at any one time as to fewer than one hundred (100) shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than one hundred (100)). The Option Price shall be paid or satisfied in full, at the time of exercise, in cash, in shares of Common


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Stock owned by Optionee for at least six months having a Fair Market Value equal to such Option Price or in a combination of cash and such shares of Common
Stock. In addition, payment may also be made in whole or in part in the form of an option to acquire Common Stock or in the form of another award (based, in each case, on the Fair Market Value of such option or Award on the date the Option is exercised, as determined by the Committee).

         (iii) Subject to the provisions of subparagraph (iv) below, the Option shall vest with respect to __________ of the Option Shares on each Vesting Date (as herein defined). For purposes hereof, the term "Vesting Date" shall mean each of the following _____ dates: ___________________________.

         (iv) In the event that: (a) Optionee dies while in the employ of the Employer or within three (3) months after the termination of employment with Employer for any reason; or (b) Optionee's employment with the Employer terminates by reason of Optionee's Disability or Retirement, then in any such case the Option shall vest in full and may be, unless earlier terminated or expired, exercised by Optionee (or by Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of Optionee) at any time during the stated term of the Option. In the event that there occurs a Change of Control, then in such case the Option shall vest in full and, unless earlier terminated or expired, may be exercised by Optionee (or by Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of Optionee) within one (1) year following the Change in Control. Subject to the first sentence of this subparagraph (iv), in the event that Optionee's employment with the Employer terminates other than by reason of Optionee's death, Disability or Retirement, then the Option, to the extent the Option has vested and unless it earlier terminates or expires, may be exercised within three (3) months following the termination of such employment, with the unvested portion of the Option being forfeited. Nothing in this Agreement or in any Option granted pursuant hereto shall confer upon Optionee any right to continue in the employ or service of the Employer or interfere in any way with the right of the Employer to terminate Optionee's employment at any time.

         5. Option and Option Shares Subject to Plan. The Option and the Option Shares shall be subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof. A copy of the Plan, as amended, is attached hereto as Exhibit B and made a part hereof as if fully set out herein.

         6. Covenants and Representations of Optionee. Optionee represents, warrants, covenants and agrees with the Company as follows:

                  (i) Optionee is not acquiring the Option Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Option Shares but rather upon an independent examination and judgment as to the prospects of the Company;

                  (ii) Optionee is able to bear the economic risks of the investment in the Option Shares, including the risk of a complete loss of his or her investment therein;

                  (iii) Optionee understands and agrees that the Option Shares may be issued and sold to Optionee without registration under any state law relating to the registration of securities for


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sale, and in such event will be issued and sold in reliance on exemptions from registration under appropriate state laws;

                  (iv) The Option Shares cannot be offered for sale, sold or transferred by Optionee other than pursuant to the terms of this Agreement and the Plan and: (A) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with such laws; (B) an effective registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a transaction otherwise in compliance with the 1933 Act; and (C) evidence satisfactory to the Company of compliance with the securities laws of all applicable jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws;

                  (v) The Company will be under no obligation to register (or maintain the registration of) the Option Shares or to comply with any exemption available for sale of the Option Shares without registration. The Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sales of the Option Shares;

                  (vi) A legend indicating that the Option Shares have not been registered under the applicable state securities laws and referring to any applicable restrictions on transferability and sale of the Option Shares may be placed on the certificate or certificates delivered to Optionee and any transfer agent of the Company may be instructed to require compliance therewith;

                  (vii) Optionee realizes that the purchase of the Option Shares is a speculative investment and that any possible profit therefrom is uncertain;

                  (viii) Optionee will notify the Company prior to any sale of the Option Shares within one year of the date of the exercise of all or any portion of the Option; and

                  (ix) The agreements, representations, warranties and covenants made by Optionee herein extend to and apply to all of the Common Stock of the Company issued to Optionee from time to time pursuant to this Option. Acceptance by Optionee of the certificate(s) representing such Common Stock shall constitute a confirmation by Optionee that all such agreements, representations, warranties and covenants made herein shall be true and correct at such time.

         7. Withholding. If Optionee recognizes compensation income as a result of the exercise of the Option granted hereunder, Optionee shall remit in cash to the Company the minimum amount of federal and state income and employment tax withholding which the Company is required to remit to the Internal Revenue Service or applicable state department of revenue in accordance with the then current provisions of the Code or applicable state law. Optionee shall pay the full amount of such withholding simultaneously with the exercise of the Option or upon the occurrence of any other event that results in the recognition of compensation income by Optionee. The failure by Optionee to remit the full amount of withholding due may, in the discretion of the Company, result in the forfeiture of the related benefit notwithstanding any other provision of this Agreement.

         8. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of Maryland, without regard to the conflicts of laws provisions thereof; provided, however, the Option may not be exercised except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Optionee resides, and/or any other applicable securities laws.


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         9. Successors. This Agreement shall be binding upon and inure to the benefits of the heirs, legal representatives, successors and permitted assigns of the parties.

         10. Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of such recipient. Any party may designate any other address to which notices shall be sent by giving notice of such address to the other parties in the same manner provided herein.

         11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         12. Entire Agreement. Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties hereto with respect to such terms, restrictions and limitations. This Agreement may be executed in two or more counterparts, each of which shall be deemed and original but all of which shall constitute one and the same instrument.

         13. Violation. Any transfer, pledge, sale, assignment or hypothecation of the Option except in accordance with this Agreement shall be a violation of the terms hereof and shall be void and without effect.

         14. Headings. Section headings used herein are for convenience of reference only and shall not be considered in interpreting this Agreement.

         15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         16. Counterparts. This Agreement may be executed by the signatures of each of the parties hereto, or to a counterpart of this Agreement, and all such counterparts shall collectively constitute one Agreement. Facsimile signatures shall constitute original signatures for purposes of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.


                                          CORRECTIONS CORPORATION OF AMERICA


                                          By:
                                              ----------------------------------

                                          Title:
                                                 -------------------------------

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                                          OPTIONEE:


                                          Signature:
                                                    ----------------------------

                                          Name (printed):
                                                         -----------------------


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                                    EXHIBIT A

                             FORM OF EXERCISE NOTICE


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                                 EXERCISE NOTICE

                FOR OPTIONS TO PURCHASE SHARES OF COMMON STOCK OF
           CORRECTIONS CORPORATION OF AMERICA GRANTED PURSUANT TO THE
                       CORRECTIONS CORPORATION OF AMERICA
                       1997 EMPLOYEE SHARE INCENTIVE PLAN

Corrections Corporation of America:

         The undersigned, the holder of an option (the "Option") to purchase an aggregate of ______ shares of the common stock, $0.01 par value per share (the "Common Stock"), of Corrections Corporation of America, a Maryland corporation (the "Corporation"), granted pursuant to the Corrections Corporation of America 1997 Employee Share Incentive Plan and hereby makes payable in full therefor:

         (i) $_____________ cash;

         (ii) _____________ shares of Common Stock;

         (iii) Options to purchase _____________ shares of Common Stock; or

         (iv) such other award consisting of _____________________________; and
requests that certificates for such shares be issued in the name of and delivered to _________________ whose address is ______________________________;
and if such shares shall not include all of the shares issuable under said Option, that a new option of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned. A copy of the agreement representing the Option is provided herewith.


                                            OPTIONEE:


                                            Signature:
                                                       -------------------------

                                            Name (printed):
                                                            --------------------

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                                    EXHIBIT B

                       CORRECTIONS CORPORATION OF AMERICA
                       1997 EMPLOYEE SHARE INCENTIVE PLAN